ACCOUNTS RECEIVABLE, NET	12 Months Ended
Dec. 31, 2013
Receivables [Abstract]
ACCOUNTS RECEIVABLE, NET
3.	ACCOUNTS RECEIVABLE, NET

Components of accounts receivable, net are as follows:

	December 31,
	2013	2012
Casino	$423,963	$426,796
Hotel	1,353	2,390
Other	5,898	5,007

Sub-total	$431,214	$434,193
Less: allowance for doubtful debts	(143,334)	(113,264)

	$287,880	$320,929

During the years ended December 31, 2013, 2012 and 2011, the Group has provided allowance for doubtful debts of $43,750, $26,566 and $36,871 and has directly written off accounts receivable of $549, $1,850 and $932, respectively.

Movement of allowance for doubtful debts are as follows:

	Year Ended December 31,
	2013	2012	2011
At beginning of year	$113,264	$86,775	$41,490
Additional allowance, net of recoveries	43,750	26,566	36,871
Reclassified (to) from long-term receivables, net	(13,680)	(77)	8,414

At end of year	$143,334	$113,264	$86,775

The Group grants unsecured credit lines to gaming promoters based on pre-approved credit limits. The Group typically issues markers to gaming promoters with a credit period of 30 days. There are some gaming promoters for whom credit is granted on a revolving basis based on the Group’s monthly credit risk assessment of such gaming promoters. Credit lines granted to all gaming promoters are subject to monthly review and settlement procedures. For other approved casino customers, the Group typically allows a credit period of 14 days to 28 days on issuance of markers following investigations of creditworthiness. An extended repayment term of typically 90 days may be offered to casino customers with large gaming losses and established credit history. The following is an analysis of accounts receivable by age presented based on payment due date, net of allowance:

	December 31,
	2013	2012
Current	$187,377	$227,534
1-30 days	57,727	51,207
31-60 days	11,607	9,842
61-90 days	11,878	1,941
Over 90 days	19,291	30,405

	$287,880	$320,929